SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                               _____________________

                                     FORM 8-K
                               _____________________


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-24185



                       Date of Report: February 14, 2006



                        CENTRAL AMERICAN EQUITIES CORP.
              (Exact name of registrant as specified in its charter)


Florida  	                                                   65-0636168
(State of other jurisdiction of 	                       (IRS Employer
incorporation or organization                           Identification No.)


            Hotel Alta Interlink 964, POB 02-5635, Miami, FL  33102
               (Address of principal executive offices)


                            011-506-282-4160
            (Registrant's telephone number including area code)


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
_  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
_  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







ITEM 8.01     OTHER EVENTS

On February 13, 2006 Central American Equities Corp. and Ostar Pharmaceutical, Inc. signed a letter of intent regarding an acquisition of Ostar Pharmaceutical by Central American Equities. Ostar Pharmaceutical owns 60% of Hebei Aoxing Pharmaceutical Group, which is involved in the business of manufacturing and distributing analgesic drugs in the People's Republic of China.

A press release describing the letter of intent and the parties is being filed as an exhibit to this report.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
99     Press release dated February 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL AMERICAN EQUITIES CORP.

By: /s/ Michael N. Caggiano
    Michael N. Caggiano, Chief Executive Officer

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             EXHIBIT 99

FOR IMMEDIATE RELEASE

For additional information:
Michael N. Caggiano
+011 (506) 282-4160
888-388-2582





          CENTRAL AMERICAN EQUITIES CORP. ANNOUNCES
       LETTER OF INTENT TO ACQUIRE OSTAR PHARMACEUTICAL, INC.

MIAMI, FLORIDA. February 14, 2006. Central American Equities Corp. ("CEAQ") announced today that it has signed a letter of intent to acquire 100% of the stock in Ostar Pharmaceutical, Inc. ("Ostar"), a Delaware corporation that owns 60% of the stock of Hebei Aoxing Pharmaceutical Group ("Aoxing"), a corporation organized under the laws of the People's Republic of China. Aoxing has developed a patented manufacturing process for a variety of generic analgesic drugs including oxycodone, pholcodine, naloxone, and
tilidine.   Aoxing is one of only a handful of companies in China to be granted the license to manufacture these drugs. Aoxing is working closely with the Chinese government to assure their availability throughout China. Their GAAP audits have been completed by PCAOB registered auditors, Paritz & Co., who are based in New Jersey.

Mr. Zhenjiang Yue, CEO and Chairman of Aoxing, stated "We are very pleased that we will become a publicly traded company through this merger transaction with Central American Equities Corp. We feel it gives our company an excellent opportunity to grow organically and through acquisitions of smaller pharmaceutical companies that will compliment our business model."

Michael N. Caggiano, President and CEO of CEAQ, stated, "We have looked at numerous opportunities to potentially increase shareholder value and we feel the acquisition of Ostar offers an excellent opportunity. Since the Chinese analgesic market is heavily regulated by the government, we believe that Aoxing, as one of the first companies to obtain the license to manufacture these types of products, will reap the heavy rewards from this first mover's advantage."

American Union Securities CEO, John Leo, anticipates that the merger between Ostar and CEAQ will be completed in the next 60 days. American Union Securities has been retained by Ostar to advise the company on this transaction and to assist management with the execution of its business plan over the next twelve months. American Union Securities is a full service investment-banking firm headquartered in New York.

For additional information please visit the firm's website http://www.ausbanking.com/.


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